UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5445

Name of Registrant: Vanguard Fenway Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2011 – March 31, 2012

Item 1: Reports to Shareholders

Semiannual Report | March 31, 2012
Vanguard Equity Income Fund

> For the six months ended March 31, 2012, Vanguard Equity Income Fund returned about 23%, ahead of the return of its benchmark index and the average return for equity income funds.

> The broad U.S. stock market posted a return of more than 26% for the period as optimistic investors were encouraged by the U.S. economy’s growth and some improvement in Europe’s debt troubles.

> All ten of the fund’s industry sectors recorded positive returns, led by industrial and financial stocks that traditionally pay rich dividends.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	6
Fund Profile.	9
Performance Summary.	10
Financial Statements.	11
About Your Fund’s Expenses.	23
Trustees Approve Advisory Arrangements.	25
Glossary.	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Six Months Ended March 31, 2012
Total
Returns
Vanguard Equity Income Fund
Investor Shares	23.29%
Admiral™ Shares	23.32
FTSE High Dividend Yield Index	21.99
Equity Income Funds Average	21.49
Equity Income Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2011, Through March 31, 2012
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Equity Income Fund
Investor Shares	$19.40	$23.57	$0.327	$0.000
Admiral Shares	40.67	49.40	0.708	0.000

Chairman’s Letter

Dear Shareholder,

Stocks of various sizes, sectors, and styles rose as the market rebounded over the past six months, and dividend-payers were certainly included in that mix. Growth stocks outperformed their value counterparts, including many dividend-paying stocks, which kept Vanguard Equity Income Fund a few steps behind the broad market. Still, its performance was commendable by most measures.

For the six months ended March 31, 2012, the fund returned about 23%. The fund outperformed its benchmark index, the FTSE High Dividend Yield Index, and its peers among equity income funds. At the end of the period, the fund’s Investor Shares had a 30-day SEC yield of 2.81%, compared with a yield of 1.78% for the broad stock market (as measured by the yield of Vanguard Total Stock Market Index Fund’s Investor Shares).

A surge of optimism fueled a powerful global rally in stocks
During the past six months, optimism displaced the apprehension that had restrained stock prices through summer 2011. The broad U.S. stock market returned more than 26%. Markets abroad returned 15.37%. Investors’ good spirits reflected confidence that the slow, grinding economic expansion in the United States was at last gathering momentum, and that Europe’s debt crisis could be contained.

By the end of the period, however, that confidence had begun to evaporate in the face of ambiguous economic reports and renewed concern about Europe. The abrupt mood swing was consistent with the financial markets’ volatility since the 2008–2009 financial crisis.

For most bonds except munis, six-month returns were subdued
The broad taxable bond market produced a modest six-month return of 1.43%. In general, interest rates remained more or less steady at very low levels. In some segments of the bond market, however, yields crept lower still, boosting bond prices. The broad municipal bond market, for example, produced a solid six-month return of 3.91% as investors bid up muni prices.

As it has since December 2008, the Federal Reserve Board kept its target for the shortest-term interest rates between 0% and 0.25%. That policy has kept a tight lid on the returns available from money market funds and savings accounts.

Full spectrum of sectors lifted the fund’s return
Vanguard Equity Income Fund focuses on high-quality companies that are well positioned to deliver generous payouts to shareholders. The fund’s payouts can serve as a buffer when market conditions turn rough and can attract investors searching for income when interest rates are low.

Market Barometer

			Total Returns
		Periods Ended March 31, 2012
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	26.27%	7.86%	2.19%
Russell 2000 Index (Small-caps)	29.83	-0.18	2.13
Dow Jones U.S. Total Stock Market Index	26.60	7.16	2.47
MSCI All Country World Index ex USA (International)	15.37	-7.18	-1.56

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	1.43%	7.71%	6.25%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	3.91	12.07	5.42
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.05	1.11

CPI
Consumer Price Index	1.10%	2.65%	2.24%

While dividend-payers weren’t the market darlings they were just a few months ago, the fund’s strength was still evident over the recent fiscal half-year. All ten of the fund’s industry sectors generated positive results, and all but the usually staid utilities sector produced double-digit returns. The advisors’ stock choices and sector exposure helped the fund outperform its benchmark index and its peers.

Industrial stocks, which have traditionally been a reliable source of dividend income, significantly contributed to the fund’s performance. Manufacturers and other industrial companies have been a notable bright spot in the economic expansion. The low cost of U.S. natural gas has been a particular boon to manufacturers of steel, transportation equipment, and machinery. Gains were evident across the industrial spectrum, but industrial conglomerates, major machinery companies, and giant aerospace and defense firms pulled most of the freight.

Financial stocks, which had been battered by the European debt crisis and regulatory concerns last summer, rebounded strongly. Well-managed companies that navigated the financial crisis and subsequent regula-tory challenges emerged as standouts.

Insurers benefited during a period of relatively few claims, and leading commercial banks, asset managers, and diversified financial services giants increased revenue.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Equity Income Fund	0.31%	0.22%	1.27%

The fund expense ratios shown are from the prospectus dated January 27, 2012, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2012, the fund’s annualized expense ratios were 0.30% for Investor Shares and 0.21% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Equity Income Funds.

The advisors’ stock picks were most notable in the consumer discretionary sector, where the fund’s holdings climbed nearly 40%. Stocks related to home improvement, restaurants, consumer services, and leisure products were among the leaders as consumers appeared to grow more confident about the economy’s direction. Cable television was also a bright spot.

Another area of strength was the consumer staples sector, particularly the fund’s tobacco stocks. There was little evidence of weakness across the fund’s sectors. The lightly weighted materials group returned nearly 40%, and energy, information technology, health care, and telecommunication services all notched double-digit returns.

Investing principles count when building a portfolio
As the stock market raced ahead over the past six months, dividend-paying stocks relinquished their lead, while still producing very attractive returns. Different investing styles, market capitalizations, and industry sectors rise and fall and move in and out of favor as time passes. There’s no pattern to the movements and no way to predict when the next surge or setback will arrive, or from which group it will come.

Dividend-oriented funds can play a useful role in a portfolio, but it’s unwise to let them dominate your holdings. Because these funds tend to concentrate their assets in selected sectors, they aren’t as diversified as the broad stock market. A Vanguard research paper—Asset Allocation in a Low-Yield and Volatile Environment, which can be found at vanguard.com/ research—explains that it’s important for investors to consider the total return of their portfolios, rather than simply focus on potential income.

We believe that the best way to remain focused on this broader set of risk and return tradeoffs is to create a diversified and balanced portfolio that includes a mix of stock, bond, and money market funds tailored to your unique goals, time horizon, and risk tolerance. Vanguard Equity Income Fund, with its emphasis on large, quality dividend-paying companies and low costs, can serve as a valuable component of a broadly diversified portfolio.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 19, 2012

Advisors’ Report

For the six months ended March 31, 2012, the Equity Income Fund returned about 23%, reflecting the combined results of your fund’s two independent investment advisors. The use of two advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the diversification of your fund. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of the fund’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the six-month period and of how their portfolio positioning reflects this assessment. These comments were prepared on April 25, 2012.

Wellington Management Company, llp

Portfolio Manager:
W. Michael Reckmeyer, III, CFA
Senior Vice President and Equity Portfolio Manager

The markets had a strong start to 2012 as European funding issues were temporarily resolved and the continued benefits of quantitative easing improved investors’ appetite for risk. While economic growth globally has been stronger than expected, numerous risks persist, such as those presented by unsustainable fiscal deficits in much of the developed world, tensions in the Middle East, the pace of economic activity, and the upcoming presidential election.

Vanguard Equity Income Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	63	5,064	A fundamental approach to seeking desirable stocks.
Company, LLP			Our selections typically offer above-average dividend
			yields, below-average valuations, and the potential for
			dividend increases in the future.
Vanguard Equity Investment	34	2,727	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings-quality of companies as compared with
			their peers.
Cash Investments	3	300	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

We remain cautiously optimistic that economic growth in the United States will continue, albeit at a slower than normal pace. U.S. economic growth has been stronger than expected, driven by employment gains, and the economy may have entered into a self-sustaining economic cycle. Housing is bottoming, and manufacturing is in an upswing.

Corporate earnings have been strong, with record levels of profitability, but the pace of earnings growth is moderating as the expansion matures and earnings approach more normalized levels. With valuations approaching more normal levels, stock market gains will largely be a function of earnings growth rates.

Europe has been more resilient than expected, as actions by the European Central Bank temporarily eased banking funding issues. However, several countries are still struggling to resolve fiscal deficits through austerity programs and tax increases, which dampens economic growth. Banking deleveraging must also be dealt with.

The Chinese economy is slowing as the government is trying to stem the property bubble; although we anticipate a soft landing, the risk of a more severe downturn exists.

Significant purchases during the period included J.P. Morgan Chase, Roche, International Paper, Dow Chemical, and Lowe’s. We eliminated Nordstrom and Sherwin-Williams during the period as they reached our target prices. We eliminated Republic Services and PG&E because of eroding fundamentals.

Vanguard Equity Investment Group

Portfolio Managers:
James P. Stetler, Principal
James D. Troyer, CFA, Principal
Michael R. Roach, CFA

Stocks providing above-average yields, the focus of your investment in the Equity Income Fund, lagged the broad market during the period. The fund’s leading returns came from financial, materials, information technology, and industrial companies. Utility and telecommunication services companies were the laggards for the fiscal period within this stock universe, although all ten sector groups provided positive returns. These results mirror sector trends in the broader market, where more economically sensitive sectors generally outperformed defensive sectors.

Since the equity market started its current rally last fall, investors’ concerns about a double-dip recession, slowing growth in China, and Europe’s troubles appear to have eased. This improvement in sentiment, combined with data here at home showing improvement in employment and housing and continued strength in U.S. manufacturing activity, seems to indicate an increasing investor appetite for equities. Valuations of U.S. stocks relative to bonds, measured by comparing the earnings yields of stocks with the coupon yields of 10-year U.S.

Treasury bonds, indicate a level of attractiveness that has not been observed since the early 1970s.

Market volatility, although it has declined by over 60% during this period, is likely to remain with us, as our budget and deficit problems remain unresolved, world economic growth is uncertain, gas prices continue to be worrisome, and the outcome of the fall elections is still months away.

Although overall portfolio performance is affected by the macroeconomic factors described above, our approach to investing focuses on specific stock fundamentals. Specifically, we evaluate these five components:

1. Valuation, which measures the price we pay for earnings and cash flows.

2. Growth, which considers the growth of earnings.

3. Management decisions, an assessment of the actions taken by company management that signal its informed opinions of a firm’s future.

4. Market sentiment, which captures how investors reflect their opinions of a company through their activity in the market.

5. Quality, which measures balance-sheet strength and the sustainability of earnings.

For the six-month period, our stock selection model results were mixed. Our growth model was effective in identifying the outperformers from the underperformers, while our quality and valuation signals were flat. Our manage-ment decisions and market sentiment indicators were not effective during this period and detracted from our results.

Our stock selection results were positive in six of ten sectors, negative in three, and neutral in one. Company selections within the materials, consumer staples, and consumer discretionary sectors added the most to our relative returns.

In materials, Eastman Chemical, PPG Industries, and International Paper added the most to our results. In the consumer categories, Philip Morris, Herbalife, and Foot Locker were the largest contributors to our relative returns.

Selection results were disappointing in industrials and financials. Most of our underperformance in those two groups was from underweight positions in companies such as Illinois Tool Works, United Parcel Services, Bank of New York Mellon, and Travelers.

Although we cannot predict how broader political or economic events will affect the markets, we are confident that the stock market will have worthwhile returns for long-term investors. With that in mind, we believe that equity exposure will continue to play an important role in a diversified investment plan.

We thank you for your investment and look forward to the second half of the fiscal year.

Equity Income Fund

Fund Profile
As of March 31, 2012

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VEIPX	VEIRX
Expense Ratio[1]	0.31%	0.22%
30-Day SEC Yield	2.81%	2.90%

Portfolio Characteristics
		FTSE High	DJ
		Dividend	U.S. Total
		Yield	Market
	Fund	Index	Index
Number of Stocks	154	438	3,716
Median Market Cap	$77.4B	$95.3B	$35.6B
Price/Earnings Ratio	13.9x	14.7x	17.1x
Price/Book Ratio	2.2x	2.3x	2.3x
Return on Equity	19.5%	20.6%	18.1%
Earnings Growth Rate	2.8%	3.1%	8.5%
Dividend Yield	3.3%	3.3%	1.9%
Foreign Holdings	6.4%	0.0%	0.0%
Turnover Rate
(Annualized)	29%	—	—
Short-Term Reserves	0.7%	—	—

Sector Diversification (% of equity exposure)
		FTSE High	DJ
		Dividend	U.S. Total
		Yield	Market
	Fund	Index	Index
Consumer
Discretionary	7.6%	5.9%	12.0%
Consumer Staples	16.4	19.2	9.4
Energy	13.0	12.9	10.5
Financials	13.5	10.5	15.9
Health Care	12.3	12.1	11.5
Industrials	12.6	12.5	11.0
Information
Technology	9.8	9.4	19.8
Materials	4.0	4.2	4.0
Telecommunication
Services	4.3	5.2	2.5
Utilities	6.5	8.1	3.4

Volatility Measures
	FTSE High	DJ
	Dividend	U.S. Total
	Yield	Market
	Index	Index
R-Squared	0.98	0.93
Beta	0.95	0.79

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil &
	Gas	4.5%
Chevron Corp.	Integrated Oil &
	Gas	3.8
Pfizer Inc.	Pharmaceuticals	3.2
JPMorgan Chase & Co.	Diversified Financial
	Services	2.9
Microsoft Corp.	Systems Software	2.8
Johnson & Johnson	Pharmaceuticals	2.8
Philip Morris
International Inc.	Tobacco	2.8
AT&T Inc.	Integrated
	Telecommunication
	Services	2.7
Merck & Co. Inc.	Pharmaceuticals	2.6
Intel Corp.	Semiconductors	2.6
Top Ten		30.7%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 27, 2012, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2012, the annualized expense ratios were 0.30% for Investor Shares and 0.21% for Admiral Shares.

Equity Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2001, Through March 31, 2012

Average Annual Total Returns: Periods Ended March 31, 2012

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	3/21/1988	12.46%	2.85%	5.45%
Admiral Shares	8/13/2001	12.53	2.96	5.56

See Financial Highlights for dividend and capital gains information.

Equity Income Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (96.0%)[1]
Consumer Discretionary (7.2%)
Home Depot Inc.	3,931,880	197,813
Lowe’s Cos. Inc.	3,387,810	106,310
McDonald’s Corp.	800,915	78,570
Thomson Reuters Corp.	1,646,200	47,575
Mattel Inc.	1,403,250	47,233
Time Warner Cable Inc.	307,800	25,086
Foot Locker Inc.	528,600	16,413
Darden Restaurants Inc.	309,700	15,844
Brinker International Inc.	491,300	13,535
^ Weight Watchers
International Inc.	168,600	13,014
Limited Brands Inc.	241,800	11,606
Garmin Ltd.	69,000	3,240
Bob Evans Farms Inc.	65,800	2,482
Time Warner Inc.	62,900	2,374
Cato Corp. Class A	20,100	556
		581,651
Consumer Staples (15.8%)
Philip Morris
International Inc.	2,527,795	223,988
Kraft Foods Inc.	3,507,329	133,314
PepsiCo Inc.	1,837,230	121,900
Procter & Gamble Co.	1,576,590	105,963
Kimberly-Clark Corp.	1,316,058	97,243
Altria Group Inc.	2,825,545	87,225
Unilever NV	2,440,340	83,045
General Mills Inc.	1,990,900	78,541
Sysco Corp.	2,602,660	77,715
Wal-Mart Stores Inc.	984,892	60,275
Coca-Cola Co.	759,382	56,202
Imperial Tobacco
Group plc	691,582	28,055
Lorillard Inc.	158,500	20,523
Reynolds American Inc.	490,900	20,343
ConAgra Foods Inc.	676,000	17,752
Dr Pepper Snapple
Group Inc.	410,400	16,502

			Market
			Value
		Shares	($000)
	Safeway Inc.	781,300	15,790
	Herbalife Ltd.	179,700	12,367
	Universal Corp.	228,482	10,647
	Walgreen Co.	231,100	7,739
	Colgate-Palmolive Co.	58,200	5,691
	B&G Foods Inc. Class A	42,000	945
			1,281,765
Energy (12.5%)
	ExxonMobil Corp.	4,180,530	362,577
	Chevron Corp.	2,886,210	309,517
	ConocoPhillips	1,845,390	140,268
	Royal Dutch Shell plc
	Class B	2,819,717	99,304
	Occidental
	Petroleum Corp.	880,400	83,841
	Marathon Oil Corp.	423,400	13,422
			1,008,929
Exchange-Traded Fund (0.7%)
2	Vanguard Value ETF	963,400	55,569

Financials (12.7%)
	JPMorgan Chase & Co.	5,031,290	231,339
	Marsh & McLennan
	Cos. Inc.	4,083,620	133,902
	PNC Financial Services
	Group Inc.	1,543,018	99,509
	ACE Ltd.	1,091,630	79,907
	BlackRock Inc.	382,390	78,352
	Wells Fargo & Co.	2,119,680	72,366
	Chubb Corp.	1,008,042	69,666
	M&TBank Corp.	559,500	48,609
	SwissRe AG	588,439	37,578
	Prudential Financial Inc.	411,600	26,091
	BB&T Corp.	739,400	23,210
	Aflac Inc.	452,400	20,806
	Invesco Ltd.	719,000	19,176
	Fifth Third Bancorp	1,349,400	18,959
	Allstate Corp.	493,900	16,259
	Protective Life Corp.	515,800	15,278

Equity Income Fund

		Market
		Value
	Shares	($000)
Allied World Assurance
Co. Holdings AG	135,000	9,270
SLMCorp.	552,100	8,701
Huntington
Bancshares Inc.	1,246,500	8,040
American Express Co.	131,400	7,603
1stSource Corp.	111,200	2,721
American National
Insurance Co.	23,400	1,697
Republic Bancorp Inc.
Class A	25,600	612
Chemical Financial Corp.	24,700	579
Advance America Cash
Advance Centers Inc.	28,434	298
		1,030,528
Health Care (11.8%)
Pfizer Inc.	11,306,077	256,196
Johnson & Johnson	3,457,205	228,037
Merck & Co. Inc.	5,522,604	212,068
AstraZeneca plc ADR	1,285,089	57,174
Abbott Laboratories	812,600	49,804
Roche Holding AG	286,071	49,785
Bristol-Myers Squibb Co.	1,115,932	37,663
Eli Lilly & Co.	815,949	32,858
Baxter International Inc.	275,500	16,470
Cardinal Health Inc.	192,600	8,303
Medtronic Inc.	87,700	3,437
Lincare Holdings Inc.	36,600	947
National Healthcare Corp.	15,700	715
		953,457
Industrials (12.1%)
General Electric Co.	10,244,492	205,607
3M Co.	1,519,900	135,590
Tyco International Ltd.	1,603,280	90,072
Stanley Black &
Decker Inc.	1,068,090	82,200
Eaton Corp.	1,617,060	80,578
Illinois Tool Works Inc.	1,338,350	76,447
Waste Management Inc.	1,494,800	52,258
United Technologies Corp. 524,800		43,527
Lockheed Martin Corp.	440,200	39,556
Raytheon Co.	407,300	21,497
Northrop Grumman Corp.	329,313	20,114
Schneider Electric SA	305,958	20,016
Boeing Co.	254,900	18,957
L-3 Communications
Holdings Inc.	215,100	15,223
Pitney Bowes Inc.	768,400	13,509
Caterpillar Inc.	121,400	12,932
Norfolk Southern Corp.	173,600	11,428
United Parcel Service Inc.
Class B	136,300	11,002
Honeywell
International Inc.	107,062	6,536

		Market
		Value
	Shares	($000)
ExelisInc.	433,300	5,425
Aircastle Ltd.	381,800	4,673
General Dynamics Corp.	62,300	4,572
NACCO Industries Inc.
Class A	29,300	3,410
Emerson Electric Co.	44,700	2,333
Republic Services Inc.
Class A	65,000	1,986
		979,448
Information Technology (9.0%)
Microsoft Corp.	7,107,549	229,218
Intel Corp.	7,401,830	208,065
Analog Devices Inc.	2,631,080	106,296
Maxim Integrated
Products Inc.	2,113,486	60,425
Xilinx Inc.	1,423,800	51,869
Accenture plc Class A	489,800	31,592
KLA-TencorCorp.	327,200	17,806
Lexmark International Inc.
Class A	364,600	12,119
Seagate Technology plc	315,700	8,508
Molex Inc. Class A	76,100	1,785
		727,683
Materials (3.8%)
International Paper Co.	1,975,100	69,326
Dow Chemical Co.	1,707,400	59,144
Nucor Corp.	1,323,410	56,841
EI du Pont de Nemours
& Co.	1,040,857	55,061
LyondellBasell
Industries NV Class A	482,200	21,048
PPG Industries Inc.	206,700	19,802
Eastman Chemical Co.	321,900	16,639
Freeport-McMoRan
Copper & Gold Inc.	79,000	3,005
Commercial Metals Co.	158,400	2,348
A Schulman Inc.	67,700	1,829
Myers Industries Inc.	121,400	1,791
		306,834
Telecommunication Services (4.1%)
AT&T Inc.	7,113,525	222,155
Verizon
Communications Inc.	1,563,498	59,773
Vodafone Group plc ADR	1,888,910	52,266
		334,194
Utilities (6.3%)
Xcel Energy Inc.	2,603,490	68,914
UGI Corp.	1,806,160	49,218
American Electric
Power Co. Inc.	1,197,820	46,212
Northeast Utilities	1,176,110	43,657
National Grid plc	4,291,936	43,258
NextEra Energy Inc.	663,696	40,539
Consolidated Edison Inc.	347,100	20,278

Equity Income Fund

		Market
		Value
	Shares	($000)
DTEEnergy Co.	312,000	17,169
Southern Co.	376,700	16,925
Ameren Corp.	505,900	16,482
CMS Energy Corp.	718,300	15,803
Pinnacle West Capital Corp.	326,900	15,659
Dominion Resources Inc.	297,470	15,233
NorthWestern Corp.	393,765	13,963
Cleco Corp.	324,900	12,882
Duke Energy Corp.	574,200	12,064
PPL Corp.	417,060	11,786
PNM Resources Inc.	598,700	10,956
Public Service Enterprise
Group Inc.	346,400	10,603
Vectren Corp.	288,100	8,372
El Paso Electric Co.	231,000	7,505
ExelonCorp.	184,600	7,238
Alliant Energy Corp.	105,900	4,588
CHEnergy Group Inc.	7,500	501
		509,805
Total Common Stocks
(Cost $6,353,546)		7,769,863
Temporary Cash Investments (4.0%)[1]
Money Market Fund (2.7%)
3,[4] Vanguard Market Liquidity
Fund, 0.123%	218,629,910	218,630

	Face
	Amount
	($000)
Repurchase Agreement (0.8%)
Goldman Sachs & Co. 0.150%,
4/2/12 (Dated 3/30/12,
Repurchase Value
$64,701,000, collateralized
by Federal Home Loan
Mortgage Corp. 3.500%,
3/1/42 and Federal National
Mortgage Assn.,
4.000%, 11/1/41)	64,700	64,700

		Face	Market
		Amount	Value
		($000)	($000)
U.S. Government and Agency Obligations (0.5%)
5	Fannie Mae Discount Notes,
	0.030%, 4/2/12	5,450	5,450
[5,6]	Fannie Mae Discount Notes,
	0.040%, 4/16/12	1,000	1,000
[5,6]	Fannie Mae Discount Notes,
	0.060%, 4/18/12	2,100	2,100
6,[7]	Federal Home Loan Bank
	Discount Notes, 0.040%,
	4/16/12	3,000	3,000
[5,6]	Freddie Mac Discount
	Notes, 0.050%, 4/4/12	11,000	11,000
6	United States Treasury
	Note/Bond, 1.000%,
	4/30/12	6,000	6,004
6	United States Treasury
	Note/Bond, 0.375%,
	8/31/12	6,500	6,504
			35,058
Total Temporary Cash Investments
(Cost $318,390)			318,388
Total Investments (100.0%)
(Cost $6,671,936)			8,088,251
Other Assets and Liabilities (0.0%)
Other Assets			41,300
Liabilities[4]			(38,805)
			2,495
Net Assets (100%)			8,090,746

Equity Income Fund

At March 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	7,079,498
Overdistributed Net Investment Income	(6,883)
Accumulated Net Realized Losses	(400,057)
Unrealized Appreciation (Depreciation)
Investment Securities	1,416,315
Futures Contracts	1,860
Foreign Currencies	13
Net Assets	8,090,746

Investor Shares—Net Assets
Applicable to 171,303,660 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,036,934
Net Asset Value Per Share—
Investor Shares	$23.57

Admiral Shares—Net Assets
Applicable to 82,067,816 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,053,812
Net Asset Value Per Share—
Admiral Shares	$49.40

See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $4,184,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.2% and 0.8%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $4,282,000 of collateral received for securities on loan.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the  Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
6 Securities with a value of $27,226,000 have been segregated as initial margin for open futures contracts.
7 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Statement of Operations

SixMonths Ended
March 31, 2012
($000)
Investment Income
Income
Dividends[1,2]	112,723
Interest[2]	176
Security Lending	120
Total Income	113,019
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,487
Performance Adjustment	227
The Vanguard Group—Note C
Management and Administrative—Investor Shares	3,328
Management and Administrative—Admiral Shares	1,833
Marketing and Distribution—Investor Shares	426
Marketing and Distribution—Admiral Shares	344
Custodian Fees	54
Shareholders’ Reports—Investor Shares	35
Shareholders’ Reports—Admiral Shares	6
Trustees’ Fees and Expenses	7
Total Expenses	8,747
Net Investment Income	104,272
Realized Net Gain (Loss)
Investment Securities Sold[2]	98,312
Futures Contracts	45,371
Foreign Currencies	76
Realized Net Gain (Loss)	143,759
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,108,214
Futures Contracts	8,184
Foreign Currencies	100
Change in Unrealized Appreciation (Depreciation)	1,116,498
Net Increase (Decrease) in Net Assets Resulting from Operations	1,364,529

1 Dividends are net of foreign withholding taxes of $601,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $723,000, $137,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	104,272	154,046
Realized Net Gain (Loss)	143,759	185,146
Change in Unrealized Appreciation (Depreciation)	1,116,498	(115,550)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,364,529	223,642
Distributions
Net Investment Income
Investor Shares	(52,123)	(80,499)
Admiral Shares	(53,780)	(73,911)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(105,903)	(154,410)
Capital Share Transactions
Investor Shares	559,381	128,197
Admiral Shares	823,343	934,379
Net Increase (Decrease) from Capital Share Transactions	1,382,724	1,062,576
Total Increase (Decrease)	2,641,350	1,131,808
Net Assets
Beginning of Period	5,449,396	4,317,588
End of Period[1]	8,090,746	5,449,396
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($6,883,000) and ($5,328,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$19.40	$18.83	$17.40	$20.02	$27.01	$25.21
Investment Operations
Net Investment Income	.326	.596	.526	.585	.770	.733
Net Realized and Unrealized Gain (Loss)
on Investments	4.171	.567	1.432	(2.506)	(5.617)	3.215
Total from Investment Operations	4.497	1.163	1.958	(1.921)	(4.847)	3.948
Distributions
Dividends from Net Investment Income	(.327)	(.593)	(.528)	(.587)	(.785)	(.730)
Distributions from Realized Capital Gains	—	—	—	(.112)	(1.358)	(1.418)
Total Distributions	(.327)	(.593)	(.528)	(.699)	(2.143)	(2.148)
Net Asset Value, End of Period	$23.57	$19.40	$18.83	$17.40	$20.02	$27.01

Total Return[1]	23.29%	6.00%	11.36%	-9.12%	-18.92%	16.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,037	$2,835	$2,651	$2,423	$2,626	$3,445
Ratio of Total Expenses to
Average Net Assets[2]	0.30%	0.31%	0.31%	0.36%	0.30%	0.29%
Ratio of Net Investment Income to
Average Net Assets	3.03%	2.89%	2.88%	3.76%	3.30%	2.79%
Portfolio Turnover Rate	29%	29%	45%	51%	55%	51%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases of 0.01%, 0.01%, 0.01%, 0.02%, 0.00%, and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$40.67	$39.47	$36.46	$41.97	$56.62	$52.84
Investment Operations
Net Investment Income	.705	1.286	1.138	1.264	1.673	1.601
Net Realized and Unrealized Gain (Loss)
on Investments	8.733	1.194	3.013	(5.269)	(11.772)	6.746
Total from Investment Operations	9.438	2.480	4.151	(4.005)	(10.099)	8.347
Distributions
Dividends from Net Investment Income	(.708)	(1.280)	(1.141)	(1.270)	(1.705)	(1.595)
Distributions from Realized Capital Gains	—	—	—	(.235)	(2.846)	(2.972)
Total Distributions	(.708)	(1.280)	(1.141)	(1.505)	(4.551)	(4.567)
Net Asset Value, End of Period	$49.40	$40.67	$39.47	$36.46	$41.97	$56.62

Total Return[1]	23.32%	6.10%	11.50%	-9.05%	-18.82%	16.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,054	$2,614	$1,667	$1,475	$1,711	$2,256
Ratio of Total Expenses to
Average Net Assets[2]	0.21%	0.22%	0.22%	0.24%	0.18%	0.17%
Ratio of Net Investment Income to
Average Net Assets	3.12%	2.98%	2.97%	3.89%	3.42%	2.91%
Portfolio Turnover Rate	29%	29%	45%	51%	55%	51%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases of 0.01%, 0.01%, 0.01%, 0.02%, 0.00%, and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Notes to Financial Statements

Vanguard Equity Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

Equity Income Fund

4. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however, such action may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2008–2011), and for the period ended March 31, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company, LLP, is subject to quarterly adjustments based on performance for the preceding three years relative to the FTSE High Dividend Yield Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $261,000 for the six months ended March 31, 2012.

For the six months ended March 31, 2012, the aggregate investment advisory fee represented an effective annual basic rate of 0.07% of the fund’s average net assets, before an increase of $227,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2012, the fund had contributed capital of $1,150,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.46% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

Equity Income Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	7,491,867	277,996	—
Temporary Cash Investments	218,630	99,758	—
Futures Contracts—Assets[1]	906	—	—
Total	7,711,403	377,754	—
1 Represents variation margin on the last day of the reporting period.

E. At March 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	June 2012	435	152,598	1,725
E-mini S&P 500 Index	June 2012	1,448	101,592	135

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended March 31, 2012, the fund realized net foreign currency gains of $76,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to overdistributed net investment income.

Equity Income Fund

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2011, the fund had available capital loss carryforwards totaling $549,995,000 to offset future net capital gains through September 30, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2012; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2012, the cost of investment securities for tax purposes was $6,671,936,000. Net unrealized appreciation of investment securities for tax purposes was $1,416,315,000, consisting of unrealized gains of $1,486,045,000 on securities that had risen in value since their purchase and $69,730,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended March 31, 2012, the fund purchased $2,347,528,000 of investment securities and sold $937,708,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	March 31, 2012		September 30, 2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,019,125	46,166	858,008	41,420
Issued in Lieu of Cash Distributions	47,810	2,146	74,430	3,580
Redeemed	(507,554)	(23,145)	(804,241)	(39,640)
Net Increase (Decrease)—Investor Shares	559,381	25,167	128,197	5,360
Admiral Shares
Issued	1,038,661	22,474	1,278,314	29,946
Issued in Lieu of Cash Distributions	44,674	956	60,944	1,398
Redeemed	(259,992)	(5,639)	(404,879)	(9,292)
Net Increase (Decrease)—Admiral Shares	823,343	17,791	934,379	22,052

I. In preparing the financial statements as of March 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended March 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Income Fund	9/30/2011	3/31/2012	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,232.91	$1.67
Admiral Shares	1,000.00	1,233.20	1.17
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.50	$1.52
Admiral Shares	1,000.00	1,023.95	1.06

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.30% for Investor Shares and 0.21% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Equity Income Fund has renewed the fund’s investment advisory arrangements with Wellington Management Company, LLP, and The Vanguard Group, Inc. (through its Equity Investment Group). The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Wellington Management Company, LLP. Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. W. Michael Reckmeyer, III, the portfolio manager to the fund, has over two decades of industry experience. The portfolio manager is backed by a well-tenured team of research analysts who conduct detailed fundamental analysis of their respective industries and companies. Wellington Management has provided high-quality advisory services for the fund and has demonstrated strong organizational depth and stability over both the short and long term. Wellington Management has advised the fund since 2000.

The Vanguard Group, Inc. Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 2003.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out the fund’s investment strategy in disciplined fashion, and that performance results have allowed the fund to remain competitive versus its benchmark and peer group. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expense section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule for Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by Wellington Management increase. The board also concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for Commu-
Vanguard Group since 2008; Director of Vanguard	nication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Director of
Vanguard Group (1995–2008).	Carnegie Corporation of New York, Schuylkill River
Development Corporation, and Greater Philadelphia
IndependentTrustees	Chamber of Commerce; Trustee of the National
Constitution Center; Chair of the Presidential
Emerson U. Fullwood	Commission for the Study of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001. [2]	F. Joseph Loughrey
Principal Occupation(s) During the Past Five Years:	Born 1949. Trustee Since October 2009. Principal
Chairman and Chief Executive Officer (retired 2009)	Occupation(s) During the Past Five Years: President
and President (2006–2008) of Rohm Haas Co.	and Chief Operating Officer (retired 2009) of Cummins
(chemicals); Director of Tyco International, Ltd.	Inc. (industrial machinery); Director of SKF AB
(diversified manufacturing and services), Hewlett-	(industrial machinery), Hillenbrand, Inc. (specialized
Packard Co. (electronic computer manufacturing),	consumer services), the Lumina Foundation for

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation;
Alfred M. Rankin, Jr.	Principal of The Vanguard Group (1997–2006).
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Vanguard Senior ManagementTeam
President, and Chief Executive Officer of NACCO
Industries, Inc. (forklift trucks/housewares/lignite);	Mortimer J. Buckley	Michael S. Miller
Director of Goodrich Corporation (industrial products/	Kathleen C. Gubanich	James M. Norris
aircraft systems and services) and the National	Paul A. Heller	Glenn W. Reed
Association of Manufacturers; Chairman of the Board	Martha G. King	George U. Sauter
of the Federal Reserve Bank of Cleveland and of	Chris D. McIsaac
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
John J. Brennan
Born 1955. Trustee Since July 2009. Principal	Chairman, 1996–2009
Occupation(s) During the Past Five Years: President	Chief Executive Officer and President, 1996–2008
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business
Administration at Dartmouth College; Advisor to the	John C. Bogle
Norris Cotton Cancer Center.	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q652 052012

Semiannual Report | March 31, 2012
Vanguard Growth Equity Fund

> For the six months ended March 31, 2012, Vanguard Growth Equity Fund returned 27.61%, surpassing the gain of its benchmark index and the average return of its peers.

> The advisors’ selections in the information technology, consumer discretionary, and energy sectors helped the fund outpace its comparative standards.

> Improving U.S. economic data and an easing of European debt concerns helped prompt a rally in global stock markets.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	6
Fund Profile.	10
Performance Summary.	11
Financial Statements.	12
About Your Fund’s Expenses.	22
Trustees Approve Advisory Agreements.	24
Glossary.	26

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Six Months Ended March 31, 2012
Total
Returns
Vanguard Growth Equity Fund	27.61%
Russell 1000 Growth Index	26.85
Large-Cap Growth Funds Average	26.95
Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
September 30, 2011, Through March 31, 2012
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Growth Equity Fund	$9.93	$12.61	$0.052	$0.000

1

Chairman’s Letter

Dear Shareholder,

After a treacherous summer and early fall, the U.S. stock market rebounded sharply as investors regained confidence in the economy and the Eurozone’s debt crisis stabilized.

For the six months ended March 31, 2012, Vanguard Growth Equity Fund returned 27.61%, surpassing its benchmark, the Russell 1000 Growth Index. The fund also outpaced the average return for large-cap growth funds.

The fund, which celebrated its 20th anniversary in March, reported gains in each of its sectors. Its advisors’ astute selections within the information technology, consumer discretionary, and energy sectors did much to spur its success.

A surge of optimism fueled a powerful global rally in stocks
During the past six months, optimism displaced the apprehension that had restrained stock prices through summer 2011. The broad U.S. stock market returned more than 26%. Markets abroad returned more than 15%. Investors’ good spirits reflected confidence that the slow, grinding economic expansion in the United States was at last gathering momentum, and that Europe’s debt crisis could be contained.

2

By the end of the period, however, that confidence had begun to evaporate in the face of ambiguous economic reports and renewed concern about Europe. The abrupt mood swing was consistent with the financial markets’ volatility since the 2008–2009 financial crisis.

Aside from munis, most bonds saw subdued six-month returns
The broad taxable bond market produced a modest six-month return of 1.43%. In general, interest rates remained more or less steady at very low levels. In some segments of the bond market, however, yields crept lower still, boosting bond prices. The broad municipal bond market, for example, produced a solid six-month return of 3.91% as investors bid up muni prices.

As it has since December 2008, the Federal Reserve Board kept its target for the shortest-term interest rates between 0% and 0.25%. That policy has kept a tight lid on the returns available from money market funds and savings accounts.

Technology stocks helped drive the Growth Equity Fund’s results
Vanguard Growth Equity Fund invests in a fairly concentrated portfolio—as of March 31, it held 82 stocks, compared with the benchmark’s 585—that its advisors consider representative of attractively valued, fast-growing large-and mid-capitalization companies. The fund’s six-month return was largely driven by investors’ willingness to take on risk after a period of heightened volatility.

Market Barometer

			Total Returns
		Periods Ended March 31, 2012
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	26.27%	7.86%	2.19%
Russell 2000 Index (Small-caps)	29.83	-0.18	2.13
Dow Jones U.S. Total Stock Market Index	26.60	7.16	2.47
MSCI All Country World Index ex USA (International)	15.37	-7.18	-1.56

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	1.43%	7.71%	6.25%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	3.91	12.07	5.42
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.05	1.11

CPI
Consumer Price Index	1.10%	2.65%	2.24%

3

As the U.S. economy headed into an upswing in the fourth quarter of 2011, investors grew more confident and sought out opportunities for growth. This worked to the benefit of growth stocks, which tend to closely follow the rhythms of the economy. The Growth Equity Fund produced double-digit gains across the sectors it primarily invests in. Its best results relative to the benchmark came from the information technology, consumer discretionary, and energy sectors.

The tech industry, which provides exposure to companies with potential for rapid increases in sales and earnings, represented more than a quarter of the fund’s assets, on average, during the period. The sector was aided by robust corporate spending and consumer demand. Some of the best results stemmed from the stellar fourth-quarter performance of companies selling tablet computers and smartphones.

Consumer discretionary stocks were the fund’s second-largest sector holding, at just under a fifth of the assets on average. During the half-year, these companies benefited from consumers’ increased willingness to spend. Specialty stores, including automotive, home improvement, and apparel and luxury goods retailers, did notably well.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Growth Equity Fund	0.52%	1.37%

The fund expense ratio shown is from the prospectus dated January 27, 2012, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2012, the fund’s annualized expense ratio was 0.55%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Large-Cap Growth Funds.

4

The fund’s energy stocks, averaging a little less than 10% of its assets, also helped it to beat its benchmark for the period. The advisors’ stock selection was particularly good among oil and natural gas exploration and production companies.

Although returns were strong, the fund lost some ground relative to its benchmark in the health care sector. The fund’s outsized allocation to a few pharmaceutical and biotech companies hurt its relative performance, and the advisors overlooked a few stocks that stood out in the benchmark.

For more about your fund’s strategy and the advisors’ outlook, please see the Advisors’ Report following this letter.

Diversification is important even when markets are rising
The stock market’s recent performance, although still somewhat volatile, has been dramatically different from what we had seen when I wrote to you six months ago. The sharp contrast is perhaps a good reminder of how quickly market conditions can change and how futile it is for us to try to predict short-term market moves.

This is why, at Vanguard, we continue to emphasize enduring principles that can serve investors through all markets: balance, diversification, and a strategic asset allocation based on your long-term goals and risk tolerance.

Recent Vanguard research provided further insight about why balance and diversification are important in the face of market volatility and economic uncertainty. One notable finding: Over the past 85 years, a hypothetical portfolio made up of 50% stocks and 50% bonds would have produced statistically equivalent returns whether the U.S. economy was in or out of recession. (You can find the research paper, Recessions and Balanced Portfolio Returns, at vanguard.com/research.)

With its experienced advisors and low expenses, Vanguard Growth Equity Fund can be useful to investors who seek exposure to growth-oriented stocks of large and mid-sized U.S. companies as part of a balanced portfolio strategy.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 19, 2012

5

Advisors’ Report

For the fiscal half-year ended March 31, 2012, Vanguard Growth Equity Fund returned 27.61%. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the period and of how portfolio positioning reflects this assessment. These comments were prepared on April 25, 2012.

Jennison Associates LLC

Portfolio Manager:
Kathleen A. McCarragher
Managing Director

The U.S. economy found firmer footing in the six months ended March 31, 2012, with signs of improvement in employment, manufacturing activity, consumer sentiment, and the housing market. While the pace of growth remained subpar, the economy’s resilience was noteworthy in light of the magnitude of global macroeconomic issues and the gridlock in Washington. Europe’s sovereign-debt crisis helped create volatility in equity markets worldwide as sentiment swung dramatically from hope of resolution to despair and then to relief at what appeared to be the first effective steps toward solving the problem.

Vanguard Growth Equity Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Jennison Associates LLC	48	361	Uses a research-driven, fundamental investment
			approach that relies on in-depth company knowledge
			gleaned through meetings with management,
			customers, and suppliers.
Baillie Gifford Overseas Ltd.	48	357	Uses a fundamental approach to identify quality growth
			companies. The firm considers the sustainability of
			earnings growth to be a critical factor in evaluating a
			company’s prospects. The firm looks for companies
			with attractive industry backgrounds, strong
			competitive positions within those industries,
			high-quality earnings, and a favorable attitude toward
			shareholders.
Cash Investments	4	30	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor also may maintain a modest cash
			position.

6

Selection of individual stocks based on business fundamentals drives construction of our portion of the portfolio. Our stock selection was broadly beneficial to returns in the period. In the information technology sector, Apple’s financial results beat consensus projections thanks to the strength of iPad, iPhone, and Mac computer sales. Shares of VMware, a next-generation data-center management company, rose on better-than-anticipated financial results and guidance from management. Data-storage company EMC’s revenue and earnings also beat consensus projections.

Energy sector holdings also contributed to the portfolio’s return. After oil prices fell sharply because of concerns over the pace of global growth, we tilted the portfolio toward energy companies that we expected to benefit as prices rebounded. These holdings, including EOG Resources and Concho Resources, posted substantial gains in the period.

In consumer staples, Whole Foods Market, the world’s largest natural foods retailer, reported better-than-projected earnings resulting from strong sales, solid operating margins, and continued capital discipline. Estée Lauder’s strong revenue and earnings were fueled by successful product launches and increased market penetration, particularly in emerging markets.

Starbucks, Coach, and Ralph Lauren were key contributors in the consumer discretionary sector. Starbucks benefited from strong domestic and international growth and enthusiasm about its expanding presence in the premium single-cup coffee market. Coach, a retailer of luxury bags and accessories, reported better-than-projected revenues and earnings, partly because of strong demand from China. Growth in Europe and Asia fueled earnings for apparel and accessories retailer Ralph Lauren.

The portfolio’s industrial and financial holdings advanced but lagged the benchmark sectors. Being underweighted compared with the benchmark in industrials and materials likewise hurt relative performance. Notable individual detractors included Amazon.com, Vertex Pharmaceuticals, and Green Mountain Coffee Roasters. Amazon’s accelerated business investment is affecting short-term profitability, but we believe it is positioning the company for robust longer-term growth, not only in the core retail business but through the proliferation of digital commerce via the mobile market. The weakness in Vertex reflected perceived competitive threats to the company’s recently launched treatment for hepatitis C. We quickly eliminated our position in Green Mountain after allegations of irregularities in its inventory and revenue reporting surfaced, thus shielding our portion of the portfolio from the stock’s greater subsequent decline.

As fears of weakness in the U.S. economy have abated and earnings-growth objectives look increasingly achievable, we see a

7

favorable backdrop for continued market advances. The companies in our portion of the portfolio represent differentiated products and market opportunities that, in our view, should drive aggregate earnings growth to the mid to high teens this year and next. That would be well above the profit growth projected for the S&P 500 Index over the same periods.

Baillie Gifford Overseas Ltd.

Portfolio Manager:
Mick Brewis, Partner and Head of North American Investment Team

Over the six months ended March 31, 2012, the U.S. economy continued to generate more positive momentum, with a range of indicators suggesting that the recovery is establishing firmer roots. At the same time, the gloomy sentiment hanging over Europe lifted a little after the European Central Bank introduced measures to help the banking sector and credit markets. Equity indexes in general performed well, and the S&P 500 Index was amongst the best, with a very impressive total return of almost 26%.

Mounting evidence of a sustainable domestic recovery is becoming harder to ignore, as employment trends continue to show gradual improvement, consumer confidence rises, and the corporate sector exhibits strong performance. All of this continues to be backed by extremely supportive monetary policy in the absence of significant inflation pressures. We expect consumer spending to build on recent trends as better employment data support confidence. The positive impact of a rising stock market should not be underestimated. We also believe that the housing market may be bottoming, and interesting anecdotal evidence we heard in some recent company visits supports this view.

Portfolio activity reflects our positive outlook, with a shift in favor of companies that are well-placed to benefit from a better economy. In that context, the information technology sector remains a fruitful source of new investment ideas, and we have added the semiconductor designers Altera and Xilinx to the portfolio. At the moment they operate in a relatively small segment of the market, but as consumers increasingly recognize the genuine benefits of their products, we expect both companies to generate healthy revenue growth. At the same time, their business models possess excellent financial characteristics, with high operating margins and strong free cash flow.

We have also established a holding in motorcycle icon Harley-Davidson. This is a company that struggled in the aftermath of the financial crisis. A sharp decline in sales volume had a dramatic impact on profitability, and its financing business faced liquidity issues. However, in the depths of the crisis new management was appointed, and the subsequent introduction of a range of cost-control measures combined with strategies to reach beyond the traditional core customer

8

base have put the company on solid footing. Indeed, the core Harley-Davidson brand has arguably strengthened through the difficult trading period, and the company is now in a much better position to benefit from a more confident consumer.

We remain cautious about the larger banks, but have bought into a specialist lender, First Republic Bank. This company operates in a very small number of cities and focuses exclusively on high-net-worth individuals. Its relationship-based business model is a key differentiator, and it has seen strong growth in its loan book.

We believe that the company has excellent long-term growth prospects that will be realized as it gradually becomes more widely known and deepens its relationships with existing customers.

Overall, we remain optimistic. Economic recovery and corporate strength are a positive combination for equities. Last but not least, we are encouraged by the range of possibilities we are seeing, with many excellent companies under consideration for inclusion in the portfolio.

9

Growth Equity Fund

Fund Profile
As of March 31, 2012

Portfolio Characteristics
		Russell	DJ
		1000	U.S. Total
		Growth	Market
	Fund	Index	Index
Number of Stocks	82	585	3,716
Median Market Cap	$34.0B	$42.7B	$35.6B
Price/Earnings Ratio	21.2x	18.0x	17.1x
Price/Book Ratio	3.9x	4.2x	2.3x
Return on Equity	22.3%	25.3%	18.1%
Earnings Growth Rate	19.3%	15.6%	8.5%
Dividend Yield	0.9%	1.5%	1.9%
Foreign Holdings	5.5%	0.0%	0.0%
Turnover Rate
(Annualized)	39%	—	—
Ticker Symbol	VGEQX	—	—
Expense Ratio[1]	0.52%	—	—
30-Day SEC Yield	0.39%	—	—
Short-Term Reserves	1.9%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		1000	U.S. Total
		Growth	Market
	Fund	Index	Index
Consumer
Discretionary	19.7%	14.4%	12.0%
Consumer Staples	9.4	11.9	9.4
Energy	7.7	10.0	10.5
Financials	10.9	4.3	15.9
Health Care	13.6	10.5	11.5
Industrials	7.0	12.4	11.0
Information
Technology	29.3	30.4	19.8
Materials	2.2	5.2	4.0
Telecommunication
Services	0.1	0.8	2.5
Utilities	0.1	0.1	3.4

Volatility Measures
		DJ
		U.S. Total
	Russell 1000	Market
	Growth Index	Index
R-Squared	0.98	0.96
Beta	0.99	0.95

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer
	Hardware	7.5%
F5 Networks Inc.	Communications
	Equipment	2.5
Oracle Corp.	Systems Software	2.4
Home Depot Inc.	Home
	Improvement Retail	2.4
Progressive Corp.	Property & Casualty
	Insurance	2.2
Starbucks Corp.	Restaurants	1.9
Exxon Mobil Corp.	Integrated Oil &
	Gas	1.9
O'Reilly Automotive Inc.	Automotive Retail	1.8
Bed Bath & Beyond Inc.	Home Furnishing
	Retail	1.7
Berkshire Hathaway Inc.	Property & Casualty
Class B	Insurance	1.6
Top Ten		25.9%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 27, 2012, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2012, the annualized expense ratio was 0.55%.

10

Growth Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2001, Through March 31, 2012

Average Annual Total Returns: Periods Ended March 31, 2012
	Inception	One	Five	Ten
	Date	Year	Years	Years
Growth Equity Fund	3/11/1992	11.65%	3.02%	3.42%

See Financial Highlights for dividend and capital gains information.

11

Growth Equity Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (94.4%)[1]
Consumer Discretionary (19.0%)
	Home Depot Inc.	350,220	17,619
	Starbucks Corp.	249,777	13,960
*	O’Reilly Automotive Inc.	149,021	13,613
*	Bed Bath & Beyond Inc.	197,409	12,984
	Ralph Lauren Corp. Class A	54,684	9,533
	Coach Inc.	111,809	8,641
*	Amazon.com Inc.	40,256	8,152
	NIKE Inc. Class B	74,535	8,082
	Harley-Davidson Inc.	158,920	7,800
	McDonald’s Corp.	75,345	7,391
*	BorgWarner Inc.	74,922	6,319
*	Lululemon Athletica Inc.	74,959	5,598
	Bayerische Motoren Werke
	AG ADR	180,146	5,392
*	Michael Kors Holdings Ltd.	94,476	4,402
	Omnicom Group Inc.	72,511	3,673
*	CarMax Inc.	91,309	3,164
	Johnson Controls Inc.	88,150	2,863
*,^	Tesla Motors Inc.	76,661	2,855
			142,041
Consumer Staples (8.8%)
	Walgreen Co.	365,232	12,232
	Brown-Forman Corp.
	Class B	139,360	11,621
	Whole Foods Market Inc.	124,038	10,320
	Mead Johnson Nutrition Co.	111,471	9,194
	Colgate-Palmolive Co.	93,824	9,174
	Estee Lauder Cos. Inc.
	Class A	114,144	7,070
	Costco Wholesale Corp.	72,294	6,564
			66,175
Energy (7.1%)
	Exxon Mobil Corp.	160,020	13,879
	Apache Corp.	106,614	10,708
	EOG Resources Inc.	75,854	8,427
	Noble Energy Inc.	53,534	5,235

			Market
			Value
		Shares	($000)
*	Concho Resources Inc.	51,139	5,220
	National Oilwell Varco Inc.	47,930	3,809
	Cenovus Energy Inc.	100,690	3,624
	Schlumberger Ltd.	34,672	2,425
			53,327
Financials (10.2%)
	Progressive Corp.	711,958	16,503
*	Berkshire Hathaway Inc.
	Class B	151,584	12,301
	US Bancorp	318,289	10,083
	Goldman Sachs Group Inc.	68,397	8,507
*	American Tower
	Corporation	130,136	8,201
	M&T Bank Corp.	87,644	7,614
	American Express Co.	127,701	7,389
*	Markel Corp.	7,593	3,409
*	First Republic Bank	67,153	2,212
			76,219
Health Care (12.9%)
	Allergan Inc.	96,617	9,220
	Bristol-Myers Squibb Co.	256,165	8,645
*	Express Scripts Inc.	159,184	8,625
	Agilent Technologies Inc.	191,643	8,530
*	Waters Corp.	84,490	7,829
	Novo Nordisk A/S ADR	53,969	7,486
*	IDEXX Laboratories Inc.	82,730	7,235
	UnitedHealth Group Inc.	121,414	7,156
	Shire plc ADR	74,302	7,040
*	Life Technologies Corp.	134,130	6,548
*	Celgene Corp.	73,022	5,661
*	Alexion Pharmaceuticals Inc.	59,542	5,529
*	Vertex Pharmaceuticals Inc.	106,193	4,355
	Techne Corp.	40,773	2,858
			96,717
Industrials (6.5%)
	United Parcel Service Inc.
	Class B	145,572	11,751
	Danaher Corp.	204,418	11,447

12

Growth Equity Fund

			Market
			Value
		Shares	($000)
	Precision Castparts Corp.	51,765	8,950
	Boeing Co.	87,076	6,476
	AMETEK Inc.	107,423	5,211
	Rockwell Automation Inc.	32,580	2,597
	Ritchie Bros
	Auctioneers Inc.	86,710	2,060
			48,492
Information Technology (27.9%)
*	Apple Inc.	93,723	56,184
*	F5 Networks Inc.	137,387	18,542
	Oracle Corp.	613,056	17,877
*	VMware Inc. Class A	105,676	11,875
*	eBay Inc.	314,473	11,601
*	EMC Corp.	381,043	11,385
*	Baidu Inc. ADR	76,319	11,125
*	Google Inc. Class A	16,497	10,578
*	Red Hat Inc.	161,256	9,658
	Linear Technology Corp.	263,025	8,864
	International Business
	Machines Corp.	41,450	8,648
	Altera Corp.	179,500	7,148
*	Salesforce.com Inc.	41,740	6,449
*	LinkedIn Corp. Class A	56,784	5,791
	QUALCOMM Inc.	82,602	5,619
	Avago Technologies Ltd.	105,137	4,097
	Xilinx Inc.	92,470	3,369
			208,810
Materials (2.0%)
	Monsanto Co.	150,823	12,030
	Praxair Inc.	25,289	2,899
			14,929
Total Common Stocks
(Cost $527,500)			706,710

			Market
			Value
		Shares	($000)
Temporary Cash Investments (6.0%)[1]
Money Market Fund (5.6%)
[2,3]	Vanguard Market
	Liquidity Fund,
	0.123%	41,740,244	41,740

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.4%)
4	Fannie Mae
	Discount Notes,
	0.020%, 4/2/12	200	200
[4,5]	Fannie Mae
	Discount Notes,
	0.040%, 4/16/12	1,000	1,000
[4,5]	Fannie Mae
	Discount Notes,
	0.040%, 4/24/12	100	100
[5,6]	Federal Home Loan
	Bank Discount Notes,
	0.130%, 7/20/12	150	150
[4,5]	Freddie Mac
	Discount Notes,
	0.125%, 7/17/12	1,000	1,000
5	United States
	Treasury Note/Bond,
	4.500%, 4/30/12	300	301
			2,751
Total Temporary Cash Investments
(Cost $44,491)			44,491
Total Investments (100.4%)
(Cost $571,991)			751,201
Other Assets and Liabilities (-0.4%)
Other Assets			2,563
Liabilities[3]			(5,302)
			(2,739)
Net Assets (100%)
Applicable to 59,339,343 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			748,462
Net Asset Value Per Share			$12.61

13

Growth Equity Fund

At March 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	759,772
Overdistributed Net Investment Income	(713)
Accumulated Net Realized Losses	(190,337)
Unrealized Appreciation (Depreciation)
Investment Securities	179,210
Futures Contracts	530
Net Assets	748,462

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $1,464,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.3% and 2.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $1,533,000 of collateral received for securities on loan.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
5 Securities with a value of $2,550,000 have been segregated as initial margin for open futures contracts.
6 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

14

Growth Equity Fund

Statement of Operations

Six Months Ended
March 31, 2012
($000)
Investment Income
Income
Dividends[1]	3,683
Interest[2]	18
Security Lending	36
Total Income	3,737
Expenses
Investment Advisory Fees—Note B
Basic Fee	773
Performance Adjustment	(63)
The Vanguard Group—Note C
Management and Administrative	989
Marketing and Distribution	74
Custodian Fees	12
Shareholders’ Reports	9
Trustees’ Fees and Expenses	1
Total Expenses	1,795
Expenses Paid Indirectly	(19)
Net Expenses	1,776
Net Investment Income	1,961
Realized Net Gain (Loss)
Investment Securities Sold	7,819
Futures Contracts	3,166
Foreign Currencies	7
Realized Net Gain (Loss)	10,992
Change in Unrealized Appreciation (Depreciation)
Investment Securities	145,295
Futures Contracts	1,240
Change in Unrealized Appreciation (Depreciation)	146,535
Net Increase (Decrease) in Net Assets Resulting from Operations	159,488
1 Dividends are net of foreign withholding taxes of $34,000.
2 Interest income from an affiliated company of the fund was $18,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Growth Equity Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,961	4,030
Realized Net Gain (Loss)	10,992	45,273
Change in Unrealized Appreciation (Depreciation)	146,535	(30,785)
Net Increase (Decrease) in Net Assets Resulting from Operations	159,488	18,518
Distributions
Net Investment Income	(3,035)	(4,557)
Realized Capital Gain	—	—
Total Distributions	(3,035)	(4,557)
Capital Share Transactions
Issued	65,510	131,034
Issued in Lieu of Cash Distributions	2,957	4,444
Redeemed	(55,774)	(167,605)
Net Increase (Decrease) from Capital Share Transactions	12,693	(32,127)
Total Increase (Decrease)	169,146	(18,166)
Net Assets
Beginning of Period	579,316	597,482
End of Period[1]	748,462	579,316

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($713,000) and $354,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Growth Equity Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$9.93	$9.77	$8.60	$9.46	$13.18	$10.52
Investment Operations
Net Investment Income	.034	.067	.062	.085	.015	.020
Net Realized and Unrealized Gain (Loss)
on Investments	2.698	.168	1.183	(.883)	(3.720)	2.640
Total from Investment Operations	2.732	.235	1.245	(.798)	(3.705)	2.660
Distributions
Dividends from Net Investment Income	(.052)	(.075)	(.075)	(.062)	(.015)	—
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.052)	(.075)	(.075)	(.062)	(.015)	—
Net Asset Value, End of Period	$12.61	$9.93	$9.77	$8.60	$9.46	$13.18

Total Return[1]	27.61%	2.35%	14.54%	-8.25%	-28.15%	25.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$748	$579	$597	$594	$731	$975
Ratio of Total Expenses to
Average Net Assets[2]	0.55%	0.52%	0.51%	0.51%	0.72%	0.68%
Ratio of Net Investment Income to
Average Net Assets	0.60%	0.60%	0.66%	1.10%	0.18%	0.14%
Portfolio Turnover Rate	39%	44%	48%	98%	222%	131%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.05%), (0.06%), (0.09%), 0.08%, and 0.04%.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Growth Equity Fund

Notes to Financial Statements

Vanguard Growth Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2008–2011), and for the period ended March 31, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

18

Growth Equity Fund

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Baillie Gifford Overseas Ltd. and Jennison Associates LLC each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Baillie Gifford Overseas Ltd. is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500 Index. The basic fee of Jennison Associates LLC is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 1000 Growth Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended March 31, 2012, the aggregate investment advisory fee represented an effective annual basic rate of 0.24% of the fund’s average net assets, before a decrease of $63,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2012, the fund had contributed capital of $105,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended March 31, 2012, these arrangements reduced the fund’s expenses by $19,000 (an annual rate of 0.01% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

19

Growth Equity Fund

The following table summarizes the market value of the fund’s investments as of March 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	706,710	—	—
Temporary Cash Investments	41,740	2,751	—
Futures Contracts—Assets[1]	103	—	—
Total	748,553	2,751	—
1 Represents variation margin on the last day of the reporting period.

F. At March 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	June 2012	78	27,363	536
E-mini S&P 500 Index	June 2012	20	1,403	(6)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended March 31, 2012, the fund realized net foreign currency gains of $7,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to overdistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2011, the fund had available capital loss carryforwards totaling $201,879,000 to offset future net capital gains of $73,821,000 through September 30, 2017 and $128,058,000 through September 30, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2012; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2012, the cost of investment securities for tax purposes was $571,991,000. Net unrealized appreciation of investment securities for tax purposes was $179,210,000, consisting of unrealized gains of $185,792,000 on securities that had risen in value since their purchase and $6,582,000 in unrealized losses on securities that had fallen in value since their purchase.

20

Growth Equity Fund

H. During the six months ended March 31, 2012, the fund purchased $127,832,000 of investment securities and sold $121,098,000 of investment securities, other than temporary cash investments.

I. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2012	September 30, 2011
	Shares	Shares
	(000)	(000)
Issued	5,689	11,983
Issued in Lieu of Cash Distributions	279	414
Redeemed	(4,954)	(15,205)
Net Increase (Decrease) in Shares Outstanding	1,014	(2,808)

J. In preparing the financial statements as of March 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

21

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

22

Six Months Ended March 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Growth Equity Fund	9/30/2011	3/31/2012	Period
Based on Actual Fund Return	$1,000.00	$1,276.12	$3.13
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.25	2.78

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.55%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

23

Trustees Approve Advisory Agreements

The board of trustees of Vanguard Growth Equity Fund has renewed the fund’s investment advisory agreements with Baillie Gifford Overseas Ltd. and Jennison Associates LLC. The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decisions.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term and took into account the organizational depth and stability of each advisor. The board noted the following:

Baillie Gifford Overseas Ltd. Baillie Gifford is a unit of Baillie Gifford & Co., which was founded in 1908 and is among the largest independently owned investment management firms in the United Kingdom. The firm’s investment approach is based on long-term investments in well-researched and well-managed businesses that enjoy sustainable competitive advantages in their marketplaces. The firm employs a fundamental, bottom-up approach to identify growth companies, screening them for quality, then value. The main factors considered are sustainable earnings growth, cash-flow generation, profitability, interest coverage, and valuation. Baillie Gifford has managed a portion of the fund since 2008.

Jennison Associates LLC. Jennison, founded in 1969, is an indirect, wholly-owned subsidiary of Prudential Financial Inc. The investment team at Jennison uses internal fundamental research, bottom-up stock selection, and a highly interactive stock-selection process to identify companies that exhibit above-average growth in units, revenues, earnings, and cash flows. When the team evaluates a company for purchase or sale, the analysis focuses on the duration of the growth opportunity and seeks to capture inflection points in the company’s growth. Jennison has advised a portion of the fund since 2009.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of relevant benchmarks and the fund’s peer group. The board concluded that each advisor has carried out the fund’s investment strategy in disciplined fashion, and that performance results have allowed the fund to remain competitive versus its benchmark and peer group. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

24

The board did not consider profitability of Baillie Gifford and Jennison in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Baillie Gifford and Jennison. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory agreements again after a one-year period.

25

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

26

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

27

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for Commu-
Vanguard Group since 2008; Director of Vanguard	nication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Director of
Vanguard Group (1995–2008).	Carnegie Corporation of New York, Schuylkill River
Development Corporation, and Greater Philadelphia
Chamber of Commerce; Trustee of the National
IndependentTrustees	Constitution Center; Chair of the Presidential
Commission for the Study of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm Haas Co.	Inc. (industrial machinery); Director of SKF AB
(chemicals); Director of Tyco International, Ltd.	(industrial machinery), Hillenbrand, Inc. (specialized
(diversified manufacturing and services), Hewlett-	consumer services), the Lumina Foundation for
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation;
Alfred M. Rankin, Jr.	Principal of The Vanguard Group (1997–2006).
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Vanguard Senior ManagementTeam
President, and Chief Executive Officer of NACCO
Industries, Inc. (forklift trucks/housewares/lignite);	Mortimer J. Buckley	Michael S. Miller
Director of Goodrich Corporation (industrial products/	Kathleen C. Gubanich	James M. Norris
aircraft systems and services) and the National	Paul A. Heller	Glenn W. Reed
Association of Manufacturers; Chairman of the Board	Martha G. King	George U. Sauter
of the Federal Reserve Bank of Cleveland and of	Chris D. McIsaac
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business
Administration at Dartmouth College; Advisor to the	John C. Bogle
Norris Cotton Cancer Center.	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q5442 052012

Semiannual Report | March 31, 2012
Vanguard PRIMECAP Core Fund

> Vanguard PRIMECAP Core Fund returned almost 21% for the six months ended March 31, 2012, trailing the performance of its benchmark index and the average return of peer funds.

> Disappointing stock choices in information technology, the largest sector in the portfolio, contributed to the fund’s underperformance of its comparative standards.

> We note with deep sadness that shortly after the end of the period, PRIMECAP Management Company co-founder Howard Schow, a trusted friend and wonderful steward of shareholder assets, died at age 84.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	6
Fund Profile.	10
Performance Summary.	11
Financial Statements.	12
About Your Fund’s Expenses.	21
Trustees Approve Advisory Agreement.	23
Glossary.	24

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Six Months Ended March 31, 2012
Total
Returns
Vanguard PRIMECAP Core Fund	20.59%
MSCI US Prime Market 750 Index	26.20
Multi-Cap Core Funds Average	24.34
Multi-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
September 30, 2011, Through March 31, 2012
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard PRIMECAP Core Fund	$12.37	$14.74	$0.163	$0.000

1

Chairman’s Letter

Dear Shareholder,

Stocks rallied in the six months ended March 31, 2012. In this environment, Vanguard PRIMECAP Core Fund returned 20.59%. Although sizable, the fund’s return lagged both the benchmark MSCI US Prime Market 750 Index and the average return of peer funds. Disappointing choices among technology stocks, a traditional focus of the fund, contributed to its underperformance relative to these comparative standards.

Of course, six months is too brief a period to be the basis for definitive judgments about a fund’s performance. As the fund has demonstrated since its inception, the virtues of its distinctive investment strategy are most apparent over years, not months.

A surge of optimism fueled
a powerful global rally in stocks
During the past six months, optimism

displaced the apprehension that had restrained stock prices through summer 2011. The broad U.S. stock market returned more than 26%. Markets abroad returned 15.37%. Investors’ good spirits reflected confidence that the slow, grinding economic expansion in the United States was at last gathering momentum, and that Europe’s debt crisis could be contained.

By the end of the period, however, that confidence had begun to evaporate in the face of ambiguous economic reports and renewed concern about Europe. The

2

abrupt mood swing was consistent with the financial markets’ volatility since the 2008–2009 financial crisis.

For most bonds except munis,
six-month returns were subdued
The broad taxable bond market produced

a modest six-month return of 1.43%. In general, interest rates remained more or less steady at very low levels. In some segments of the bond market, however, yields crept lower still, boosting bond prices. The broad municipal bond market, for example, produced a solid six-month return of 3.91% as investors bid up muni prices.

As it has since December 2008, the Federal Reserve Board kept its target for the shortest-term interest rates between

0% and 0.25%. That policy has kept a tight lid on the returns available from money market funds and savings accounts.

The fund’s distinctive approach
has always driven its performance
In-depth research and a long-term

perspective are hallmarks of PRIMECAP Management Company’s approach to investing. The advisor often takes a contrarian view and focuses on opportunities it believes have been overlooked by other investors. This distinctive style leads to a portfolio that has a low rate of turnover and that differs markedly from the composition of the benchmark index.

Market Barometer

			Total Returns
		Periods Ended March 31, 2012
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	26.27%	7.86%	2.19%
Russell 2000 Index (Small-caps)	29.83	-0.18	2.13
Dow Jones U.S. Total Stock Market Index	26.60	7.16	2.47
MSCI All Country World Index ex USA (International)	15.37	-7.18	-1.56

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	1.43%	7.71%	6.25%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	3.91	12.07	5.42
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.05	1.11

CPI
Consumer Price Index	1.10%	2.65%	2.24%

3

From its inception on December 9, 2004, through March 31, 2012, PRIMECAP Core Fund delivered an average annual return of 6.79%, compared with 5.02% for the MSCI US Prime Market 750 Index. This record is especially impressive when you consider that it includes the steep downturn caused by the 2008 financial crisis. It was the advisor’s willingness to be out of step with the broader market that helped the fund outperform over the more-than-seven-year period. The flip side is that being out of step can occasionally produce subpar performance.

For the most recent half-year, the fund’s technology stocks as a group posted a gain of more than 20%. But that return trailed the performance of the technology sector in the benchmark index. Some of the fund’s tech holdings were perceived as suffering, at least in the near term, from changing consumer tastes in smartphones and tablet computers. The advisor continues to be optimistic about the long-term prospects for technology companies, particularly given the evolving uses of the internet and growing demand for hardware and software. At the end of the period, more than a quarter of the fund’s assets were invested in technology stocks.

Performance was also hurt by the fund’s relatively limited exposure to financial stocks—a stance that has worked to its benefit in previous periods. Bank stocks were especially strong during the fiscal half-year, with investors seemingly optimistic that lenders are beginning to

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
PRIMECAP Core Fund	0.51%	1.18%

The fund expense ratio shown is from the prospectus dated January 27, 2012, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2012, the fund’s annualized expense ratio was 0.51%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Multi-Cap Core Funds.

4

shake off the lingering effects of mortgage defaults associated with the U.S. housing market downturn.

For more about the advisor’s strategy and the fund’s positioning during the six months, please see the Advisor’s Report that follows this letter.

Howard Schow’s legacy
of long-term excellence
Shortly after the end of this reporting

period, we learned of the passing of Howard B. Schow, co-founder and chairman emeritus of PRIMECAP Management Company and a co-manager of several Vanguard funds, including the PRIMECAP Core Fund.

We at Vanguard were, of course, saddened by the loss. Our relationship with Howard began nearly 30 years ago, and we will always be grateful to him for his stewardship of clients’ assets. Personally, I learned a great deal from Howard, and I will miss his perspective, his candor, and his balance of optimism and pragmatism. Howard and his colleagues had the prescience to identify emerging opportunities in technology and health care, and the discipline to capitalize on those opportunities for the benefit of fund shareholders. His commitment to taking the long view set an example for all investors.

One of Howard’s lasting accomplishments is the deep and talented team of portfolio managers he helped to build at PRIMECAP Management. His co-managers—Joel P. Fried, Theo A. Kolokotrones, Alfred W. Mordecai, Mitchell J. Milias, and M. Mohsin Ansari—have assumed responsibility for the assets Howard had managed. I am confident that they will continue to pursue the standards of excellence that PRIMECAP Management has become known for over the decades.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 18, 2012

5

Advisor’s Report

For the six months ended March 31, 2012, Vanguard PRIMECAP Core Fund returned 20.59%, trailing both the 26.20% return of its benchmark, the unmanaged MSCI US Prime Market 750 Index, and the 24.34% average return of its multi-capitalization core fund competitors. While the fund provided solid absolute returns for the six-month period, we are disappointed with our relative returns. The fund’s holdings in the information technology and health care sectors hurt its results relative to the MSCI US Prime Market 750 Index, as did its underweighted position in the financial sector. This was partially offset by the fund’s underweighted position in the consumer staples and utilities sectors.

The investment environment
The U.S. stock market provided

strong returns during the past six months, with most major indexes posting two consecutive quarters of double-digit gains. The S&P 500 Index enjoyed its highest return for a six-month period since mid-2009, when the stock market was rebounding from the lows reached in March 2009 during the depths of the financial crisis.

The U.S. economy appears to have resumed its recovery from the recession after a period of slower growth. The 3.0% growth in real gross domestic product (GDP) in the fourth calendar quarter of 2011 was the highest rate of growth since the second quarter of 2010. Consumer spending has also reaccelerated. Corporate profits continue to grow with increased industrial production and higher capacity utilization.

However, there are reasons for caution regarding the sustainability of this recovery. Unemployment has declined from 9.0% a year ago, but it remains high at 8.2%. Housing markets are still weak, and governments at the federal, state, and local levels face significant fiscal challenges. Furthermore, concerns about the sovereign debt crisis in Europe and the political unrest in the Middle East add uncertainty to the global economic outlook.

Management of the fund
Although the fund’s results over the past

18 months have been disappointing, our investment approach remains consistent. We rely on fundamental research to find companies whose revenues and earnings will, in our opinion, grow more rapidly over a three-to-five-year period than current valuations might suggest. We seek to capitalize on situations in which we believe the fundamental value of a company significantly exceeds its current market value.

This investment strategy has led us to build and maintain significant investments in information technology and health care companies that we believe offer the potential for higher returns than the overall market. These two sectors make up over 50% of the fund’s holdings (versus just over 31% of the MSCI US Prime Market 750 Index). Eight of the ten largest holdings in the fund are information technology or health care stocks.

6

Information technology
The information technology sector

returned 31.9% for the six-month period, the second-highest gain among the ten sectors in the MSCI US Prime Market 750 Index. However, the fund’s holdings in the sector returned 21.9% because of negative stock selection. The largest detractors from the fund’s relative returns were Research in Motion (–28%), Electronic Arts (–19%), Oracle (+2%), and our choice to hold a minimal position in Apple (+57%) compared with its weighting in the benchmark index. These results were partially offset by ASML Holding (+45%) and EMC (+42%).

We remain enthusiastic about investment opportunities in the information technology sector. A groundswell of innovation continues to drive the evolution of the internet. Cloud computing, social networking, search, mobility, and e-commerce are changing the ways in which individuals and enterprises interact with each other. Cheaper and faster wi-fi and 3G- and 4G-capable devices are enabling people to connect to the internet at any time, from any location. As users engage more with the internet, they are generating and sharing an increasing amount of data, photos, videos, and other content, which in turn should drive higher demand for semiconductors, computer hardware, software, and storage. Some of the largest holdings in the portfolio, such as Google, Texas Instruments, Intuit, Oracle, Microsoft, Qualcomm, and EMC, are well-positioned to capitalize on these trends.

Health care
The health care sector, usually considered

more defensive than the broader market, returned 20.3% for the half-year, trailing the overall benchmark by almost 6 percentage points. The fund’s holdings in health care fared even worse, returning 16.0%, because of poor stock selection. The three largest detractors from our relative returns were Novartis (+3%), Eli Lilly (+12%), and Roche (+12%). These results were partially offset by Biogen Idec (+35%).

The fund’s significant holdings in the underperforming health care sector have hurt relative returns for the past few years, but we retain a positive outlook for this sector. Following a period of considerable political and regulatory challenges, we are encouraged by the uptick in new drug approvals by the U.S. Food and Drug Administration (FDA) in the past year.

The aging of the global population, combined with rising standards of living in developing markets such as China and India, should lead to greater demand for health care products and services. We continue to believe that the pharmaceutical, biotechnology, and medical device products currently in development represent more efficient ways to treat diseases.

We are particularly excited about the prospects for targeted, personalized medicines. Advances in genetic research, diagnostic tools, and targeted therapies may lead to more effective treatments for individuals in the near future. The dramatic decline in the cost of sequencing human

7

genomes, and the corresponding increase in available genetic information, is one element that is enabling advances in this area. Another enabling factor is the increase in computing power available to analyze this information. Combined, these two factors are helping researchers to develop a more fundamental understanding of the causes of diseases, which in turn supports the development of therapies to treat these diseases.

At the same time, new diagnostic tools are helping to identify patients or groups of patients for whom specific treatments are more effective. For example, Roche, a large holding in the fund, recently received FDA and European marketing approval for Zelboraf, a therapy for metastatic melanoma patients whose cancer exhibits a certain type of abnormal, mutated gene identified by a companion diagnostic test. Several other promising new treatments, such as antibody-drug conjugates that target cancer cells with fewer side effects, have either received regulatory approval or are in clinical trials and nearing approval.

Other sector highlights
The fund’s significantly underweighted

position in the financial sector hurt relative returns over the past six months, as the financial stocks in the MSCI US Prime Market 750 Index returned 34.8% for the period. Financials led all sectors as investors and regulators appear to have gained confidence that the largest financial institutions have absorbed the worst of the credit losses related to the recent financial crisis and have rebuilt their capital positions to adequate levels.

Poor stock selection in the consumer discretionary, industrial, and materials sectors also hurt the fund’s results. Amazon.com (–6%), Carnival (+8%), and Bed Bath & Beyond (+15%) were the biggest relative detractors among the portfolio’s consumer discretionary holdings. Several holdings in the industrial sector that are leveraged to oil prices, such as C.H. Robinson (–3%) and Southwest Airlines (+3%), were notable detractors. AMR (–87%) filed for bankruptcy after it was unable to negotiate new labor contracts with its employees’ unions. Potash Corporation (+6%) was the largest relative detractor in the materials sector.

On a positive note, the fund’s minimal exposure to the consumer staples, utilities, and telecommunication services sectors helped relative returns; these were the worst-performing sectors in the MSCI US Prime Market 750 Index for the six-month period. The fund’s stock selection in the energy sector also helped results. EOG Resources (+57%) and National Oilwell Varco (+56%) were the two largest contributors.

The outlook
Looking ahead to the rest of fiscal year

2012 and beyond, we continue to view U.S. equities as attractive investment opportunities, especially relative to most other asset classes. Interest rates remain low, inflation appears to be under control, and corporate profits continue to grow at a healthy pace. We are further encouraged by what we consider to be low valuations in the information technology and health care sectors, where the fund is significantly overweighted. In addition,

8

many of the fund’s holdings in these sectors have very strong balance sheets and generate significant free cash flow.

Although correlation among stocks in the S&P 500 Index has been exceptionally high during the past year, we believe stock selection will be more critical than ever going forward. During periods of heightened fear and uncertainty, such as the recent recession, investors are less likely to differentiate among stocks. However, as the economy and financial markets return to greater stability, correlation among stocks tends to decrease, and stock selection is rewarded. Although we do not expect strong growth in U.S. GDP in the near term, we think there are opportunities to increase the fund’s holdings in existing positions as well as to establish new positions at attractive valuations.

In loving memory
We are saddened to announce the passing of Howard B. Schow on April 8, 2012, at the age of 84. Mr. Schow co-founded PRIMECAP Management Company in 1983 and had co-managed Vanguard PRIMECAP Core Fund since its inception in 2004. His unwavering focus, persistent optimism, and competitive spirit inspired all of us.

Although he will be greatly missed, Mr. Schow’s indelible imprint on the PRIMECAP Core Fund lives on. The other co-managers of the fund will assume responsibility for the portion of the portfolio that had been managed by Mr. Schow. As we honor his life and celebrate his extraordinary career, we will continue to pursue the same long-term investment approach that he was so instrumental in creating at PRIMECAP Management Company.

Theo A. Kolokotrones

Joel P. Fried

Mitchell J. Milias

Alfred W. Mordecai

M. Mohsin Ansari

PRIMECAP Management Company

April 12, 2012

9

PRIMECAP Core Fund

Fund Profile
As of March 31, 2012

Portfolio Characteristics
		MSCI US	DJ
		Prime	U.S. Total
		Market	Market
	Fund	750 Index	Index
Number of Stocks	135	747	3,716
Median Market Cap	$39.0B	$46.6B	$35.6B
Price/Earnings Ratio	17.1x	16.5x	17.1x
Price/Book Ratio	2.8x	2.3x	2.3x
Return on Equity	21.2%	19.0%	18.1%
Earnings Growth Rate	9.7%	8.8%	8.5%
Dividend Yield	1.8%	2.0%	1.9%
Foreign Holdings	15.0%	0.0%	0.0%
Turnover Rate
(Annualized)	7%	—	—
Ticker Symbol	VPCCX	—	—
Expense Ratio[1]	0.51%	—	—
30-Day SEC Yield	1.24%	—	—
Short-Term Reserves	2.7%	—	—

Sector Diversification (% of equity exposure)
		MSCI US	DJ
		Prime	U.S. Total
		Market	Market
	Fund	750 Index	Index
Consumer
Discretionary	11.3%	11.8%	12.0%
Consumer Staples	2.3	10.2	9.4
Energy	6.9	11.2	10.5
Financials	6.1	14.9	15.9
Health Care	25.2	11.3	11.5
Industrials	16.2	10.4	11.0
Information
Technology	27.0	20.4	19.8
Materials	4.1	3.7	4.0
Telecommunication
Services	0.0	2.7	2.5
Utilities	0.9	3.4	3.4

Volatility Measures
		DJ
	MSCI US	U.S. Total
	Prime Market	Market
	750 Index	Index
R-Squared	0.98	0.98
Beta	1.01	0.98

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Amgen Inc.	Biotechnology	5.0%
Roche Holding AG	Pharmaceuticals	3.6
Eli Lilly & Co.	Pharmaceuticals	2.8
Marsh & McLennan Cos.
Inc.	Insurance Brokers	2.8
Novartis AG ADR	Pharmaceuticals	2.6
Texas Instruments Inc.	Semiconductors	2.5
Google Inc. Class A	Internet Software &
	Services	2.5
Biogen Idec Inc.	Biotechnology	2.4
Medtronic Inc.	Health Care
	Equipment	2.3
Boeing Co.	Aerospace &
	Defense	2.3
Top Ten		28.8%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 27, 2012, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2012, the annualized expense ratio was 0.51%.

10

PRIMECAP Core Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 9, 2004, Through March 31, 2012

Average Annual Total Returns: Periods Ended March 31, 2012

	Inception	One	Five	Since
	Date	Year	Years	Inception
PRIMECAP Core Fund	12/9/2004	3.02%	4.42%	6.79%

Vanguard fund returns do not reflect the 1% fee on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

11

PRIMECAP Core Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (97.3%)
Consumer Discretionary (11.0%)
*	Bed Bath & Beyond Inc.	1,065,791	70,097
	Whirlpool Corp.	868,750	66,772
*	CarMax Inc.	1,917,600	66,445
	Walt Disney Co.	1,340,150	58,672
	TJX Cos. Inc.	1,450,000	57,579
*	DIRECTV Class A	1,095,788	54,066
	Limited Brands Inc.	836,200	40,138
	Carnival Corp.	1,226,700	39,353
	Mattel Inc.	1,000,000	33,660
	Sony Corp. ADR	1,208,200	25,094
*	Amazon.com Inc.	79,700	16,140
	Lowe’s Cos. Inc.	275,000	8,629
	Nordstrom Inc.	60,000	3,343
	Hasbro Inc.	14,100	518
	Ross Stores Inc.	6,350	369
			540,875
Consumer Staples (2.2%)
	Kellogg Co.	820,000	43,976
	Procter & Gamble Co.	300,000	20,163
	PepsiCo Inc.	284,400	18,870
	CVS Caremark Corp.	239,000	10,707
	Costco Wholesale Corp.	100,000	9,080
	Kraft Foods Inc.	160,000	6,082
			108,878
Energy (6.7%)
	National Oilwell Varco Inc.	853,700	67,844
	EOG Resources Inc.	460,400	51,151
	Schlumberger Ltd.	617,300	43,168
	Cabot Oil & Gas Corp.	1,256,400	39,162
	Noble Energy Inc.	200,000	19,556
^	Cenovus Energy Inc.	503,624	18,100
*	McDermott
	International Inc.	1,326,650	16,994
^	Cameco Corp.	700,000	15,043
*	Southwestern Energy Co.	417,150	12,765
*	Cameron International Corp.	235,350	12,434

			Market
			Value
		Shares	($000)
	Petroleo Brasileiro SA
	ADR Type A	475,600	12,156
	Hess Corp.	159,800	9,420
	Encana Corp.	359,100	7,056
	Transocean Ltd.	67,000	3,665
	Range Resources Corp.	38,150	2,218
	Petroleo Brasileiro SA ADR	30,000	797
	Noble Corp.	20,000	749
			332,278
Financials (5.9%)
	Marsh & McLennan
	Cos. Inc.	4,255,400	139,534
*	Berkshire Hathaway Inc.
	Class B	545,000	44,227
	Chubb Corp.	600,000	41,466
	Charles Schwab Corp.	2,489,200	35,770
	Wells Fargo & Co.	450,000	15,363
	Progressive Corp.	600,000	13,908
	American Express Co.	26,800	1,551
			291,819
Health Care (24.5%)
	Amgen Inc.	3,602,700	244,948
	Roche Holding AG	1,016,150	176,841
	Eli Lilly & Co.	3,477,400	140,035
	Novartis AG ADR	2,346,350	130,011
*	Biogen Idec Inc.	936,500	117,971
	Medtronic Inc.	2,870,200	112,483
	Johnson & Johnson	1,461,250	96,384
	GlaxoSmithKline plc ADR	1,457,000	65,434
*	Waters Corp.	325,094	30,123
*	Boston Scientific Corp.	4,849,400	28,999
	Sanofi ADR	646,300	25,044
	Abbott Laboratories	398,660	24,434
*	Illumina Inc.	203,800	10,722
	Agilent Technologies Inc.	70,000	3,116
	Stryker Corp.	39,041	2,166
*	Dendreon Corp.	141,000	1,502
*	Cerner Corp.	19,000	1,447
			1,211,660

12

PRIMECAP Core Fund

			Market
			Value
		Shares	($000)
Industrials (15.8%)
	Boeing Co.	1,496,600	111,302
	United Parcel Service Inc.
	Class B	1,169,950	94,438
	Honeywell
	International Inc.	1,390,100	84,866
	Southwest Airlines Co.	8,734,125	71,969
	FedEx Corp.	635,000	58,395
	Expeditors International
	of Washington Inc.	1,062,000	49,394
	Rockwell Automation Inc.	454,000	36,184
	Union Pacific Corp.	330,150	35,485
	CH Robinson
	Worldwide Inc.	539,025	35,301
	European Aeronautic
	Defence and Space
	Co. NV	837,250	34,287
*	Babcock & Wilcox Co.	1,200,000	30,900
^	Canadian Pacific
	Railway Ltd.	333,430	25,324
^	Ritchie Bros
	Auctioneers Inc.	1,002,900	23,829
	Caterpillar Inc.	196,050	20,883
	Norfolk Southern Corp.	310,600	20,447
*	AECOM Technology Corp.	495,000	11,073
	SPX Corp.	125,000	9,691
	Republic Services Inc.
	Class A	230,935	7,057
	Cummins Inc.	50,000	6,002
	Safran SA	65,000	2,389
*	Jacobs Engineering
	Group Inc.	50,000	2,218
	CSX Corp.	100,000	2,152
	IDEX Corp.	47,000	1,980
	Chicago Bridge &
	Iron Co. NV	44,100	1,905
			777,471
Information Technology (26.2%)
	Texas Instruments Inc.	3,704,900	124,522
*	Google Inc. Class A	192,200	123,246
	Intuit Inc.	1,764,200	106,081
	QUALCOMM Inc.	1,240,000	84,345
	Microsoft Corp.	2,548,000	82,173
	Oracle Corp.	2,498,300	72,850
*	SanDisk Corp.	1,388,216	68,842
	Altera Corp.	1,568,600	62,462
*	EMC Corp.	2,035,100	60,809
	ASML Holding NV	1,211,900	60,765
*	Flextronics
	International Ltd.	7,995,700	57,809
*	Electronic Arts Inc.	3,475,800	57,281
*	Symantec Corp.	2,263,500	42,327
	Visa Inc. Class A	319,485	37,699
	Intel Corp.	1,285,600	36,138

			Market
			Value
		Shares	($000)
	Telefonaktiebolaget LM
	Ericsson ADR	2,554,800	26,340
	KLA-Tencor Corp.	469,600	25,556
	Corning Inc.	1,671,100	23,529
	Applied Materials Inc.	1,831,000	22,778
*	Research In Motion Ltd.	1,527,100	22,464
	Accenture plc Class A	309,200	19,943
*	Adobe Systems Inc.	508,000	17,429
	Motorola Solutions Inc.	252,000	12,809
*	Apple Inc.	17,000	10,191
*	NVIDIA Corp.	545,000	8,388
	Activision Blizzard Inc.	575,000	7,371
	Cisco Systems Inc.	300,000	6,345
	Hewlett-Packard Co.	197,000	4,695
*	Motorola Mobility
	Holdings Inc.	100,000	3,924
	Mastercard Inc. Class A	5,150	2,166
	Xilinx Inc.	37,300	1,359
	Analog Devices Inc.	30,000	1,212
			1,293,848
Materials (4.0%)
	Potash Corp. of
	Saskatchewan Inc.	1,434,200	65,529
	Monsanto Co.	772,350	61,603
	Praxair Inc.	214,700	24,613
	Vulcan Materials Co.	350,000	14,955
	Freeport-McMoRan
	Copper & Gold Inc.	373,450	14,206
	Greif Inc. Class A	120,000	6,710
	International Paper Co.	100,000	3,510
	Kaiser Aluminum Corp.	64,000	3,025
*	Crown Holdings Inc.	75,000	2,762
	Greif Inc. Class B	36,220	2,056
			198,969
Telecommunication Services (0.1%)
*	Sprint Nextel Corp.	731,300	2,084

Utilities (0.9%)
	Public Service Enterprise
	Group Inc.	754,700	23,101
*	AES Corp.	601,800	7,866
	Exelon Corp.	179,500	7,038
	NextEra Energy Inc.	56,700	3,463
	Edison International	35,800	1,522
	FirstEnergy Corp.	22,000	1,003
			43,993
Total Common Stocks
(Cost $3,579,071)			4,801,875

13

PRIMECAP Core Fund

		Market
		Value
	Shares	($000)
Temporary Cash Investment (3.5%)
Money Market Fund (3.5%)
[1,2] Vanguard Market Liquidity
Fund, 0.123%
(Cost $174,073)	174,072,873	174,073
Total Investments (100.8%)
(Cost $3,753,144)		4,975,948
Other Assets and Liabilities (-0.8%)
Other Assets		40,803
Liabilities[2]		(79,489)
		(38,686)
Net Assets (100%)
Applicable to 334,915,852 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		4,937,262
Net Asset Value Per Share		$14.74

At March 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	3,706,206
Undistributed Net Investment Income	16,169
Accumulated Net Realized Losses	(8,281)
Unrealized Appreciation (Depreciation)
Investment Securities	1,222,804
Foreign Currencies	364
Net Assets	4,937,262

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $39,066,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $40,394,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

14

PRIMECAP Core Fund

Statement of Operations

Six Months Ended
March 31, 2012
($000)
Investment Income
Income
Dividends[1]	48,629
Interest[2]	65
Security Lending	120
Total Income	48,814
Expenses
Investment Advisory Fees—Note B	7,366
The Vanguard Group—Note C
Management and Administrative	4,229
Marketing and Distribution	437
Custodian Fees	43
Shareholders’ Reports	28
Trustees’ Fees and Expenses	5
Total Expenses	12,108
Net Investment Income	36,706
Realized Net Gain (Loss)
Investment Securities Sold	45,563
Foreign Currencies	(97)
Realized Net Gain (Loss)	45,466
Change in Unrealized Appreciation (Depreciation)
Investment Securities	789,890
Foreign Currencies	159
Change in Unrealized Appreciation (Depreciation)	790,049
Net Increase (Decrease) in Net Assets Resulting from Operations	872,221
1 Dividends are net of foreign withholding taxes of $2,188,000.
2 Interest income from an affiliated company of the fund was $65,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

PRIMECAP Core Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	36,706	50,863
Realized Net Gain (Loss)	45,466	98,546
Change in Unrealized Appreciation (Depreciation)	790,049	(127,844)
Net Increase (Decrease) in Net Assets Resulting from Operations	872,221	21,565
Distributions
Net Investment Income	(55,432)	(51,418)
Realized Capital Gain	—	—
Total Distributions	(55,432)	(51,418)
Capital Share Transactions
Issued	100,954	346,193
Issued in Lieu of Cash Distributions	49,692	46,358
Redeemed[1]	(374,843)	(587,212)
Net Increase (Decrease) from Capital Share Transactions	(224,197)	(194,661)
Total Increase (Decrease)	592,592	(224,514)
Net Assets
Beginning of Period	4,344,670	4,569,184
End of Period[2]	4,937,262	4,344,670
1 Net of redemption fees for fiscal 2012 and 2011 of $62,000 and $223,000, respectively.
2 Net Assets—End of Period includes undistributed net investment income of $16,169,000 and $34,992,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

PRIMECAP Core Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$12.37	$12.51	$11.42	$11.41	$14.03	$12.28
Investment Operations
Net Investment Income	.112	.145	.133[1]	.097	.138[2]	.095
Net Realized and Unrealized Gain (Loss)
on Investments	2.421	(.143)	1.051	.030	(2.417)	1.861
Total from Investment Operations	2.533	.002	1.184	.127	(2.279)	1.956
Distributions
Dividends from Net Investment Income	(.163)	(.142)	(.094)	(.117)	(.110)	(.095)
Distributions from Realized Capital Gains	—	—	—	—	(.231)	(.111)
Total Distributions	(.163)	(.142)	(.094)	(.117)	(.341)	(.206)
Net Asset Value, End of Period	$14.74	$12.37	$12.51	$11.42	$11.41	$14.03

Total Return[3]	20.59%	-0.10%	10.39%	1.45%	-16.52%	16.10%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,937	$4,345	$4,569	$4,245	$3,253	$3,305
Ratio of Total Expenses to
Average Net Assets	0.51%	0.51%	0.51%	0.54%	0.50%	0.55%
Ratio of Net Investment Income to
Average Net Assets	1.55%	1.01%	1.09%[1]	1.10%	1.12%[2]	0.73%
Portfolio Turnover Rate	7%	9%	8%	5%	9%	10%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.019 and 0.15%, respectively, resulting from a special dividend from Weyerhaeuser Co. in July 2010.
2 Net investment income per share and the ratio of net investment income to average net assets include $.027 and 0.23%, respectively, resulting from a special dividend from ASML Holding NV in October 2007.
3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

17

PRIMECAP Core Fund

Notes to Financial Statements

Vanguard PRIMECAP Core Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2008–2011), and for the period ended March 31, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

18

PRIMECAP Core Fund

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended March 31, 2012, the investment advisory fee represented an effective annual rate of 0.31% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2012, the fund had contributed capital of $726,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.29% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	4,588,358	213,517	—
Temporary Cash Investments	174,073	—	—
Total	4,762,431	213,517	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended March 31, 2012, the fund realized net foreign currency losses of $97,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2011, the fund had available capital loss carryforwards totaling $53,326,000 to offset future net capital gains through September 30, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2012; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

19

PRIMECAP Core Fund

At March 31, 2012, the cost of investment securities for tax purposes was $3,753,144,000. Net unrealized appreciation of investment securities for tax purposes was $1,222,804,000, consisting of unrealized gains of $1,403,108,000 on securities that had risen in value since their purchase and $180,304,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2012, the fund purchased $165,817,000 of investment securities and sold $425,091,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2012	September 30, 2011
	Shares	Shares
	(000)	(000)
Issued	7,254	24,985
Issued in Lieu of Cash Distributions	3,662	3,372
Redeemed	(27,116)	(42,610)
Net Increase (Decrease) in Shares Outstanding	(16,200)	(14,253)

H. In preparing the financial statements as of March 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

20

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

21

Six Months Ended March 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
PRIMECAP Core Fund	9/30/2011	3/31/2012	Period
Based on Actual Fund Return	$1,000.00	$1,205.91	$2.81
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.45	2.58

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.51%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

22

Trustees Approve Advisory Agreement

The board of trustees of Vanguard PRIMECAP Core Fund has renewed the fund’s investment advisory agreement with PRIMECAP Management Company. The board determined that the retention of the advisor was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that PRIMECAP Management, founded in 1983, is recognized for its long-term approach to equity investing. Five experienced portfolio managers are responsible for separate sub-portfolios, and each portfolio manager employs a fundamental, research-driven approach in seeking to identify companies with long-term potential overlooked by the market and whose stock is trading at attractive valuation levels. The firm has managed the fund since the fund’s inception.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion and that performance results have allowed the fund to remain competitive versus its benchmark and peer group over the short and long term. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of PRIMECAP Management in determining whether to approve the advisory fee, because PRIMECAP Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of the breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

23

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

24

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

25

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for Commu-
Vanguard Group since 2008; Director of Vanguard	nication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Director of
Vanguard Group (1995–2008).	Carnegie Corporation of New York, Schuylkill River
Development Corporation, and Greater Philadelphia
IndependentTrustees	Chamber of Commerce; Trustee of the National
Constitution Center; Chair of the Presidential
Emerson U. Fullwood	Commission for the Study of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.
Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]	F. Joseph Loughrey
Principal Occupation(s) During the Past Five Years:	Born 1949. Trustee Since October 2009. Principal
Chairman and Chief Executive Officer (retired 2009)	Occupation(s) During the Past Five Years: President
and President (2006–2008) of Rohm Haas Co.	and Chief Operating Officer (retired 2009) of Cummins
(chemicals); Director of Tyco International, Ltd.	Inc. (industrial machinery); Director of SKF AB
(diversified manufacturing and services), Hewlett-	(industrial machinery), Hillenbrand, Inc. (specialized
Packard Co. (electronic computer manufacturing),	consumer services), the Lumina Foundation for

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation;
Alfred M. Rankin, Jr.	Principal of The Vanguard Group (1997–2006).
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Vanguard Senior ManagementTeam
President, and Chief Executive Officer of NACCO
Industries, Inc. (forklift trucks/housewares/lignite);	Mortimer J. Buckley	Michael S. Miller
Director of Goodrich Corporation (industrial products/	Kathleen C. Gubanich	James M. Norris
aircraft systems and services) and the National	Paul A. Heller	Glenn W. Reed
Association of Manufacturers; Chairman of the Board	Martha G. King	George U. Sauter
of the Federal Reserve Bank of Cleveland and of	Chris D. McIsaac
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.	Chairman Emeritus and Senior Advisor

Peter F. Volanakis	John J. Brennan
Born 1955. Trustee Since July 2009. Principal	Chairman, 1996–2009
Occupation(s) During the Past Five Years: President	Chief Executive Officer and President, 1996–2008
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q12202 052012

Item 2:

Not Applicable.

Item 3:

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FENWAY FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 22, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FENWAY FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 22, 2012

VANGUARD FENWAY FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: May 22, 2012

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444,
Incorporated by Reference.